[ON THE HEADED PAPER OF TD BANK EUROPE LIMITED AS FACILITY AGENT]

To:      UPC Distribution Holding B.V. ("UPCD")

From:    TD Bank Europe Limited
         (acting with the approval of the Majority Lenders) as Facility Agent


                                                           30 September, 2002


Dear Sirs,


Senior secured credit facility dated 26 October, 2000 made between, inter alia, UPCD, TD Bank Europe Limited and Toronto Dominion (Texas), Inc. as Facility Agents and the banks and financial institutions listed therein (the "Facility Agreement")

We refer to the Facility Agreement and the letter between, inter alia, TD Bank Europe Limited as Facility Agent and UPCD dated 1st March, 2002 (the "Original Waiver Letter") under which the Lenders agreed to temporarily waive certain of their rights under the Finance Documents. We also refer to the waiver extension letters (the "Waiver Extension Letters") between the same parties dated 31st May, 2002, 17th June, 2002, 1st July, 2002, 15th July, 2002, 29th July, 2002,
12th September, 2002 and 23rd September, 2002 under which the Lenders agreed to extend the period for which they had agreed to temporarily waive certain of their rights under the Finance Documents (the "Temporary Waiver") (the Original Waiver Letter, as amended by the Waiver Extension Letters being the "Waiver Letter"). We note that the Temporary Waiver is due to expire on 27th September, 2002.

Terms defined in the Facility Agreement or the Waiver Letter shall have the same meaning when used in this letter, save where expressly defined otherwise.

1.   Extension of Temporary Waiver of Certain Rights

UPCD has requested the Lenders to extend the Temporary Waiver for a further period.

We confirm that the Majority Lenders agree, with effect from the Waiver Effective Date and, subject to the terms and conditions outlined below, to extend the Temporary Waiver until 31st March, 2003. We further confirm that the reason the Majority Lenders have agreed to this extension is to give UPCD and its parent companies sufficient time to complete the restructuring of the capital structure of UPC (the "Restructuring") as described in more detail in the restructuring agreement provided to Allen & Overy on 27th September, 2002 entered into between inter alia UPC, UGC and the holders of UPC's bonds (the "Bondholders") set out in Annex A to that agreement (the "Restructuring Agreement"). For the purposes of this letter, the Restructuring will be deemed to be completed on the Effective Date (as defined in the Restructuring Agreement) (the "Completion of the Restructuring").

2.   Waiver in relation to the Restructuring

2.1 We confirm that the Majority Lenders agree, subject to the terms and conditions outlined below, not to exercise their rights during the Relevant Period (as defined in the Waiver Letter as amended by this letter) under the Relevant Clauses of the Facility Agreement which would otherwise arise as a result of:

     (a)  any Default under Clause 18.6(a), 18.7(a) or (b), 18.8 18.9 or 18.19 of the Facility Agreement; or

     (b) a Default under Clause 18.10 of the Facility Agreement only to the extent that it refers to an event specified in Clauses 18.6(a), 18.7(a) or (b), 18.8 or 18.9 of the Facility Agreement,

     in each case which relates to UPC and is constituted by an event or series of events or any, step or act which is part of the Restructuring (each such default a "Restructuring Default").

2.2 At the end of the Relevant Period, (except in the limited circumstances outlined in 2.3 and 2.4 below) the rights of the Finance Parties in respect of the Relevant Clauses will revive and will be exercisable in full by the Finance Parties.

2.3 We confirm that the Majority Lenders agree, after the Completion of the Restructuring, subject to the terms and conditions outlined below, not to exercise their rights under the Relevant Clauses of the Facility Agreement which would otherwise arise as a result of any Default under:

     (a) Clause 18.5(a) of the Facility Agreement which is constituted by a Specified Event; or

     (b) Clause 18.5(c) of the Facility Agreement which is constituted by an event described in Clause 18.5(c) under the document relating to any Financial Indebtedness of UPC, UPCD or any of their Subsidiaries which event itself is constituted by a Specified Event, provided that this waiver shall terminate if at any time after the Completion of the Restructuring any of the senior notes under the Indentures or any interest under any of the senior notes under the Indentures is held by any entity other than UPC, Inc, UPC or any entity which is either a direct or indirect Subsidiary of UPC, Inc or UPC.

2.4 We confirm that the Majority Lenders agree that, after Completion of the Restructuring, any waiver granted in respect of any Restructuring Default shall become permanent, provided that, for the avoidance of doubt, the provisions of this clause 2.4 do not affect the Lenders' rights in respect of any Default or breach of warranty or representation occurring after the end of the Relevant Period.

3.   Definitions

"Akkoord" process for achieving a compulsory composition in the Dutch courts.

"Chapter 11 proceedings" means proceedings brought before the US Bankruptcy Court by UPC in relation to the Restructuring.

"Termination Event" means any of the following events:

     (a) the Chapter 11 proceedings are dismissed or converted to cases under Chapter 7 of the US Bankruptcy Code;

     (b) the appointment of a Chapter 11 trustee in relation to the Chapter 11 proceedings;

     (c) the conversion of the moratorium process relating to the Restructuring in the Dutch Courts to a bankruptcy under the Dutch Bankruptcy Code or a declaration by the Dutch Courts of the bankruptcy of UPC;

     (d) the rejection of the process for achieving the Akkoord by the meeting of the unsecured, non-preferred creditors of UPC (the "Akkoord Creditors Meeting") where there is no legal basis open to UPC, acting reasonably, to challenge such rejection;

     (e) the plan proposed through the Chapter 11 proceedings (the "Plan") is not approved by the requisite majority of votes of UPC's creditors;

     (f) at any time prior to the end of the Relevant Period, either the US Bankruptcy Court or the relevant Dutch Court denies a request to confirm the Plan or to approve the Akkoord (as appropriate), in each case on terms consistent with the Restructuring Agreement;

     (g) the Amsterdam Court of Appeal (Gerechtshof), Enterprise section (Ondernemingskamer) makes a final order (which is not subject to any appeal) pursuant to Articles 2:344-359 of the Dutch Civil Code overturning a management decision or a shareholders resolution of UPC that is necessary for the implementation of the Restructuring;

     (h) any shareholders' meeting of UPC votes against any resolution required to effect the Restructuring, unless UPCD can demonstrate to the reasonable satisfaction of the Facility Agent that an alternative structure to effect the Restructuring can be implemented in which such resolution is not required (subject always to paragraph 3(i) below);

     (i) the transaction structure contemplated by the Restructuring Agreement is changed and such change is reasonably likely to impair materially the commercial interests of the Lenders including, without limitation, materially adversely affecting the ability of the Obligors (taken as a whole) to perform their payment or other material obligations under the Finance Documents; and

     (j) the filing of the Plan has not occurred on or before 31st December, 2002 (unless UPC can demonstrate, to the satisfaction of the Facility Agent, acting on the instructions of the Majority Lenders that the Restructuring will be completed by 31st March, 2003).

"UPC, Inc." means New UPC, Inc a company organised under the laws of the state of Delaware.

4.   Amendments

4.1  With effect from the Waiver Effective Date:

     (a) the Waiver Letter shall be amended as provided in Schedule 2 to this letter;

     (b) the Facility Agreement shall be amended as provided in Schedule 3 provided that the amendments in paragraphs 7 and 8 of Schedule 3 shall take effect on the 30th September, 2002 (and the interest rate for any Advance drawn or outstanding on that date shall be calculated by reference to the increased Margin set out in paragraphs 7 or 8 of
          Schedule 3 with immediate effect).

     The above amendments in paragraph 4.1(b) above shall (except where expressly stated otherwise) survive the termination or expiry of the Relevant Period and/or the Completion of the Restructuring.

5.   Voluntary prepayment and reduction of Commitments

5.1 UPCD hereby gives notice to the Facility Agent of cancellation of a total of (euro)500,000,000 of the Total Facility A Commitments and the Total Facility B Commitments in the amounts set out in Schedule 1 and prepayment of the Facility B Advances in the amount set out in Schedule 1 (being the amount necessary to ensure that the drawn amounts under Facility B do not exceed the Total Facility B Commitments following the above cancellation).

     The above cancellation of Commitments shall take effect on the 7th October, 2002 and the above prepayment of Facility B Advances shall be made on the 7th October, 2002.

5.2 For the purposes of the cancellation and prepayment referred to in paragraph 5.1 above, the Lenders waive:

     (a)  the requirements in Clause 7.2 and 7.3(a) of the Facility Agreement:

          (i) that UPCD deliver the duly completed Cancellation Notice to the Facility Agent not less than five Business Days prior to the due date of the cancellation and prepayment;

          (ii) that the form of Cancellation Notice be substantially in the form of Part II of Schedule 4 to the Facility Agreement; and

     (b) the requirement in Clause 5.1 of the Facility Agreement that UPCD deliver to the Facility Agent by no later than 11am on the third Business Day, before the proposed Utilisation Date, a duly completed Request.

     For the avoidance of doubt, all other provisions of the Facility Agreement shall apply to the cancellation and prepayment referred to in paragraph 5.1 above, save to the extent waived by the Lenders.

5.3 (a) For the avoidance of doubt, it is agreed that amounts may be drawn down under Facility A for the purposes of repaying all of the Facility B Advances referred to in Schedule 1.

     (b) Any Facility A Advances drawn by UPCD in order to effect the prepayment of Facility B Advances referred to in paragraph 5.1 above shall not be included in the calculation of the Available Amount under paragraph 2(d)(ii) of the Waiver Letter (as amended by this Letter).

6.   Waiver Fee

6.1 UPCD agrees to pay or procure the payment to the Facility Agent, within five Business Days of the Completion of the Restructuring (the "Relevant Date")for distribution to each Lender in the proportion that the relevant Lender's aggregate Commitments on the Relevant Date bears to the aggregate Total Facility A Commitments, Total Facility B Commitments and Total Facility C Commitments on the Relevant Date, a waiver fee of 0.25 per cent. of the aggregate Total Facility A Commitments, Total Facility B Commitments and Total Facility C Commitments on the Relevant Date.

6.2 The waiver fee referred to in paragraph 6.1 above shall be payable in euros, in respect of a Lender's Facility A Commitments, Facility B Commitments and Facility C1 Commitments and in Dollars in respect of a Lender's Facility C2 Commitments.

7.   Information Covenants

7.1  UPCD shall, during the Relevant Period:

     (a) provide the Co-ordinating Committee with monthly updates on progress in relation to the Restructuring including without limitation updates on the status and progress being made in relation to and under the Chapter 11 proceedings and the Akkoord.

     (b) procure that Co-ordinating Committee is notified promptly in writing of:

          (i) details of any material amendments to or waivers of any provision of the Restructuring Agreement;

          (ii) any termination of the Restructuring Agreement;

         (iii) the occurrence of any Termination Event or any event which causes the Relevant Period to end;

          (iv) any draft, or preliminary tax rulings of, and the final tax ruling of (the "Final Tax Ruling"), the Dutch revenue authority in relation to the Restructuring; and

          (v) UPC's proposed actions as a result of any tax ruling under (iv) above.

     (c) Procure that UPC shall authorise the Dutch Administrator to provide to the Facility Agent (or the Facility Agent's Dutch counsel) all relevant information in relation to the Restructuring to the extent that it is relevant to the Facility Agreement or the Waiver.

7.2 UPCD shall notify the Facility Agent in writing (in accordance with Clause 32 (Notices) of the Facility Agreement) of the Completion of the Restructuring on the day on which the Completion of the Restructuring occurs.

7.3 UPCD shall, until the later of the date falling six months after the Completion of the Restructuring and 31st December, 2003 provide the Facility Agent with monthly summary financial reports in a form that is acceptable to the Co-ordinating Committee, acting reasonably. Such summary financial reports shall include, in relation to the financial quarter immediately following the Relevant Date (as defined in Schedule 5) details of the transfer of Head Office Costs (as defined in Schedule 5).

7.4 UPCD shall, by no later than 31st October, 2002 provide the Facility Agent with a summary business plan for 2005.

7.5 UPCD shall by no later than 31st March, 2003 provide the Facility Agent with a full business plan for 2005.

8.   Additional covenants

8.1 UPCD shall procure that, on or before the date falling two Business Days after the Completion of the Restructuring, UPC Holding provides to UPCD an aggregate amount of not less than (euro)125,000,000 in cash (or such greater amount required under paragraph 5 of Schedule 5) by way of:

     (a)  subscription for equity share capital in UPCD; and/or

     (b)  provision of Subordinated Shareholder Loans.

8.2  UPCD shall:

     (a) procure that within five Business Days of the Completion of the Restructuring UPC transfers all rights, title and interests in the assets (including all equipment and computer hardware) comprising the system for managing customer accounts (the "Derby System") (other than any intellectual property rights comprising the Derby System (the "Derby IP Rights")) to UPCD, free of any encumbrances, liens or other third party rights or interests on terms approved by the Facility Agent (acting reasonably);

     (b) procure that, at the same time as the transfer of assets referred to in (a) above takes place, UPC and other related entities shall enter into arrangements (satisfactory to the Facility Agent acting reasonably) which ensure that the licence by UPC (or any subsidiary of
          UPC) of Derby IP Rights to UPCD survives any insolvency or bankruptcy of UPC (or such subsidiary) and that UPCD's right to use and operate the Derby System and Derby IP Rights and all of its rights under such licence will be preserved including an arrangement providing that the source codes of the Derby System software shall be delivered to UPCD and may be used by or for the benefit of UPCD's continued use of the Derby System and its rights under the licence of the Derby IP Rights in the event of the insolvency or bankruptcy of UPC (or such subsidiary); UPCD shall also procure that documents (in form and substance satisfactory to the Facility Agent, acting reasonably) setting out the terms of such arrangements are in final from by 30th November, 2002, such documents to be held by UPCD and the Facility Agent and to be executed within five Business Days of the Completion of the Restructuring; and

     (c) not, once the Derby System has been transferred to UPCD in accordance with (a) above, transfer any rights, title and interests in the Derby System to any other person without the prior written consent of the Facility Agent (acting on the instructions of the Majority Lenders).

8.3 UPCD makes the representations and warranties and gives the undertakings set out in Schedule 5 in relation to the Head Office Costs (as defined in Schedule 5) and related assets.

8.4 UPCD shall use all reasonable efforts to procure that the draft deed(s) of pledge and mortgage over Kabletelevisie Amsterdam B.V.'s cable network assets in favour of the Security Trustee (the "KTA Documents") are approved by the Municipality of Amsterdam and UPCD shall enter into the KTA Documents as soon as practicable (and in any event within ten Business
     Days) after receiving the approval of the Municipality of Amsterdam.

8.5 UPCD shall procure that the KTA Documents are provided to the Municipality of Amsterdam by 7th October, 2002.

8.6 UPCD shall, on or before the earlier of 30th November, 2002 and the Business Day before the date on which the application for the Dutch moratorium and composition process relating to the Restructuring is filed with the Dutch courts enter into and provide evidence to the Facility Agent of due execution of:

     (a) an agreement providing that UPCD shall have continued use of the electronic programming guide software, including an arrangement providing that the source codes of the electronic programming guide software shall be delivered to UPCD and may be used by or for the benefit of UPCD's continued use of such software in the event that UPC becomes bankrupt;

     (b) a security agreement granted by Priority Telecom Netherlands B.V. over certain Priority telephony switches in favour of UPCD;

     (c) the clarification by way of restatement of the CTO Agreement (as described in paragraph 9(a) below) to reflect details of the sale of the chello technology operation assets from chello Broadband N.V. and certain of its subsidiaries to UPCD and certain of its subsidiaries through a series of intercompany transfers;

     (d) the agreement between chello Broadband N.V. ("chello") and UPCD documenting the arrangement under which chello receives no more than 20 per cent. subscriber revenues generated from the chello broadband internet service and UPCD receives at least 80 per cent. of such subscriber revenues; and

     (e) an Obligor Pledge of Shareholder Loans which creates an effective pledge in favour of the Security Agent in relation to the loan between Cable Network Austria Holdings B.V. and Telekabel Wien in accordance with Clause 16.14(a) of the Facility Agreement, together with the relevant Obligors' Framework Agreement, in each case such agreement to be in form and substance satisfactory to the Facility Agent (acting reasonably).

8.7 UPCD shall procure that all issues arising in connection with the Senior Hedging Arrangements entered into in connection with the Facility Agreement will be resolved and that the resolution of such issues is documented by 31st October, 2002.

8.8 (i) Within 3 Business Days of any request from the Facility Agent to do so (a "Request"), UPCD shall take such action as is necessary in order to break the fiscal unity that UPCD has for Dutch corporate income tax purposes with UPC.

     (ii) The Facility Agent may, acting on the instructions of the Majority Lenders, deliver a Request if:

          (a) the Final Tax Ruling is not consistent in all material respects with the preliminary tax ruling (provided such preliminary ruling has been approved by the Facility Agent acting on behalf of the Majority Lenders or in the event that no such preliminary ruling has been delivered, that the Final Tax Ruling is not in a form approved by the Facility Agent) unless, in the opinion of the Majority Lenders (acting reasonably) such Final Tax Ruling is not materially adverse to UPCD; or

          (b) changes are made in relation to the tax legislation of the Netherlands which the Facility Agent considers are reasonably likely to have a material adverse effect on UPCD if such fiscal unity were maintained.

     (iii) For the purposes of being able to make any decision in accordance with paragraph (ii) above, UPCD shall provide to the Facility Agent, and shall ensure that UPC and the fiscal unity to which it belongs will also provide to the Facility Agent, all such information relating to tax issues in relation to the Restructuring as is available to it promptly upon receipt.

     (iv) UPCD shall procure that (i) UPC shall obtain (and deliver to the Facility Agent) the Final Tax Ruling prior to the sanction by the Amsterdam Dutch Court of the Akkoord or the confirmation by the US Bankruptcy Court (whichever is earlier) and (ii) UPC shall not take any steps materially inconsistent with the Final Tax Ruling in implementing the Restructuring.

8.9 (i) Failure by UPCD to comply with the provisions of 8.8(i) or 8.8(iv) above will constitute a special event of default (a "Special Event of Default") under the Facility Agreement.

     (ii) On and at any time after the occurrence of a Special Event of Default, the Facility Agent shall be entitled to serve a notice under Clause 18.21(b) (Acceleration) of the Facility Agreement.

9.   Representations

     UPCD represents and warrants to the Facility Agent that:

     (a) assets transferred under the chello technology operation asset sale and purchase agreement dated 21st December, 2001 between, inter alia, Chello Broadband N.V. and certain of its subsidiaries and UPCD and certain of its subsidiaries (the "CTO Agreement") were made through a series of intercompany transfers which gave rise to a series of intercompany loans as consideration for such transfers;

     (b)  the book entries relating to such transfers (as extracted in Schedule
          6) are a true and accurate record of such intercompany loans; and

     (c) each of the loans by an Obligor to another member of the Borrower Group set out in Schedule 6 was made pursuant to the relevant Obligors' Framework Agreement (other than the loan from CNAH to Telekabel Wien.

10.  General

10.1 We refer to the intercompany loan from Cable Network Austria Holdings B.V. ("CNAH") to Telekabel Wien. This intercompany loan arose by way of consideration for the transfer by CNAH to Telekabel Wien, with effect on or around 21st December, 2001, of certain assets relating to the operation of the technology operation of chello Broadband N.V. and its subsidiaries. Under the terms of Clause 16.14(a) of the Facility Agreement, CNAH was required to enter into a pledge of receivables prior to the creation of the intercompany loan to Telekabel Wien. CNAH is also required to enter into an Obligors' Framework Agreement evidencing the conditions of the debt owing from Telekabel Wien to CNAH. Under paragraph 8.6(e) above, UPCD undertakes to enter into this documentation by 30th November, 2002.

10.2 We confirm that the Majority Lenders agree, with effect from the Waiver Effective Date and subject to the terms and conditions outlined below, to waive the Event of

     Default arising as a result of the delay by CNAH (described above) in entering into a pledge of receivables and further agree that, for the purpose only of the extension of the Temporary Waiver described above, the definition of "Relevant Period" in the Waiver Letter shall be deemed not to have ended as a result of such Event of Default.

10.3 We refer to the agreement (the "KTA Agreement") between Kabletelevisie Amsterdam B.V. ("KTA") and the Municipality of Amsterdam in respect of the construction, maintenance and operation of a cable network in the Municipality of Amsterdam. To the extent that entry into the KTA Agreement by KTA and/or the purported exercise by the Municipality of its right under the KTA Agreement to take security over KTA's cable network constitutes (or would constitute) a breach of Clause 16.7 of the Facility Agreement and, therefore, an Event of Default under Clause 18.3(a) of the Facility Agreement we confirm that the Majority Lenders agree that, subject to the terms and conditions laid out in this letter any such Event of Default so arising continues to be waived during the Relevant Period and, following the Completion of the Restructuring shall be permanently waived.

10.4 Save as expressly amended by this letter, the terms and conditions of the Waiver Letter and the Facility Agreement remain in full force and effect and UPCD shall be obliged to comply with all the provisions of the Waiver Letter and the Facility Agreement.

10.5 The terms and conditions of this letter (including without limitation the covenants in paragraphs 8 of this letter) and the Waiver Letter shall (except where expressly stated otherwise) continue in full force and effect notwithstanding the termination or expiry of the Relevant Period and/or the Completion of the Restructuring.

10.6 References in this letter to the Waiver Letter or Facility Agreement mean the Waiver Letter as amended from time to time, including as amended by this letter and the Facility Agreement as amended from time to time, including as amended by the Waiver Letter and this Letter.

11.  Waiver Effective Date

11.1 This letter shall take effect on the date (the "Waiver Effective Date") on which the Facility Agent notifies UPCD and the Lenders that it has received, in form and substance satisfactory to it (acting reasonably):

     (a) evidence of the due authorisation and execution of this letter by UPCD on behalf of itself and all other Obligors; and

     (b) evidence of the fulfilment of the condition listed in Schedule 4 to this letter.

11.2 The Facility Agent will give the notification in paragraph 11.1 above as soon as practicable after the conditions are satisfied. If the Waiver Effective Date has not occurred by 2nd October, 2002, (or such later date as the Majority Lenders may agree in writing) the Majority Lender's agreements under this letter will be automatically cancelled, notwithstanding any subsequent satisfaction of these conditions.

12.  Miscellaneous

The termination of the Waiver granted by this letter for any reason prior to the Completion of the Restructuring will not affect the rights of the Lenders under the Finance Documents.

UPCD enters into this letter on its own behalf and on behalf of each Obligor pursuant to the authority under Clause 2.6 of the Facility Agreement.

UPCD hereby makes the representations and warranties in Clauses 15.2, 15.3, 15.4 and 15.5 of the Facility Agreement (on the basis that for this purpose references in those Clauses to the Facility Agreement or the Finance Documents shall be construed as references to the Waiver Letter and this letter).

Save as expressly provided for in this letter, this letter is not a waiver or amendment of any term of the Waiver Letter or any of the other Finance Documents and the Waiver Letter and the other Finance Documents (as amended by the Waiver Letter and this letter) remain in full force and effect.

This letter is designated a Finance Document and may be signed in any number of counterparts.

This letter is governed by English law.

Please confirm your acceptance of the terms of this letter, by countersigning it and returning it to Stephen McPherson at TD Bank Europe Limited (fax number: +44 20 7638 0006).

Yours faithfully,

/s/ Julie Evans
...................................
for and on behalf of
TD Bank Europe Limited
in its capacity as Facility Agent(acting with the approval of the Majority Lenders)

                                   SCHEDULE 1

                           CANCELLATION AND PREPAYMENT

1. Total Facility A Commitments and Total Facility B Commitments to be cancelled in the following amounts:

     Cancellation:

     Total Facility A Commitments:                         (euro) 83,250,000

     Total Facility B Commitments:                         (euro)416,750,000

     Total amount to be cancelled:                         (euro)500,000,000

2. The Facility B Advances to be prepaid in the following amount (to ensure that the drawn amounts under Facility B do not exceed the Total Facility B Commitments following the above cancellation):

     Facilities:

     Facility B Advances:                                  (euro)346,750,000

                                   SCHEDULE 2

                         AMENDMENTS TO THE WAIVER LETTER


1. The following definitions shall be added to paragraph 1 in the correct alphabetical order:

     "Completion of the Restructuring" means Effective Date (as defined in the Restructuring Agreement).

     "Restructuring Agreement" means an agreement provided to Allen & Overy on 27th September, 2002 relating to the restructuring of the capital structure of UPC entered into between inter alia UPC, UGC and the holder of UPC's bonds set out in Schedule A to that agreement.

     "Supplemental Waiver Letter" means any letter between UPCD and the Facility Agent extending the Relevant Period or amending or supplementing this letter.

2. Paragraph (a) of the definition of "Relevant Period" in the Waiver Letter shall be amended by replacing "27th September, 2002" with "31st March, 2003".

3. Paragraph (b) of the definition of "Relevant Period" in the Waiver Letter shall be amended by adding "or under any Supplemental Waiver Letter" between "its obligations hereunder" and "which is continuing unremedied".

4. The definition of "Relevant Period" in the Waiver Letter shall be amended by removing the "." at the end of the definition and replacing it with:

     ";

     (d)  the Completion of the Restructuring;

     (e) the date on which the Restructuring Agreement is terminated by UGC, UPC or a Majority-in-Interest of the Participating Noteholders (as defined in the Restructuring Agreement) at any time prior to the Completion of the Restructuring, unless within 21 days of such termination UPCD provides written details to the Lenders of an alternative Restructuring proposal and such alternative is approved by the Facility Agent in writing, acting on the instructions of the Majority Lenders (acting reasonably); or

     (f) the Facility Agent, acting on the instructions of the Majority Lenders, delivers to UPCD a notice in writing in accordance with Clause 32 of the Facility Agreement notifying it that a Termination Event has occurred."

5. The first paragraph of Paragraph 2(d) of the Waiver Letter shall be deleted and replaced with:

     "Subject to the terms of the Facility Agreement and (during the Relevant Period) notwithstanding the occurrence of any Specified Event or Restructuring Default, Advances may be drawn under the Facility Agreement after the date of this letter only as follows:"

6.   Paragraph 2(d)(ii) of the Waiver Letter shall be deleted and replaced with:

     "(ii)following the Waiver Effective Date until the later of (a) the last day of the Relevant Period and (b) the date on which both UPCD's audited consolidated financial statements for the financial year ended 31st December, 2002 and UPCD's unaudited consolidated financial statements for the financial quarter ended 31st March, 2003 have been received by the Facility Agent, Advances (not being Rollover Advances) may be drawn under Facility A for the purpose of being applied in the ordinary course of the Business of the Borrower Group as carried on in accordance with the Facility Agreement (including payment of interest and commitment fees payable under the Facility Agreement), subject to there not being more than(euro)25,000,000 standing to the credit of the UPC Distribution Pledged Account on the proposed Utilisation Date (deducting from the balance of that account for this purpose the amount of all disbursements to be made from such account on such date), provided that such amounts shall not exceed(euro)100,000,000 in aggregate for all such Advances (the "Available Amount")"

7. The first paragraph of 2(d)(iv) of the Waiver Letter shall be amended as follows:

     (a) by inserting "or any Supplemental Waiver Letter" between "agreed in this letter" and "to temporarily waive"; and

     (b) by inserting ", provided that the Relevant Period is still continuing" between "certain of their rights" and "being outstanding".

8.   The final paragraph of 2(d)(iv) of the Waiver Letter shall be deleted.

                                   SCHEDULE 3

                        AMENDMENTS TO FACILITY AGREEMENT


1. The definition of "Material Contracts" shall be amended by adding ", the agreement between chello Broadband N.V. and UPC Distribution documenting the arrangement under which chello Broadband N.V. and UPC Distribution share the subscriber revenues generated from the chello broadband internet service " between "Internconnect Agreements" and "and the Shareholders' Agreements".

2. The definition of "Permitted Security Interest" shall be amended by adding a new sub-paragraph after sub-paragraph (j) as follows:

     "(k) the second ranking Security Interest arising under the deed of pledge and deed of mortgage (the "KTA Pledge and Mortgage") that was granted to the Municipality of Amsterdam by Kabletelevise Amsterdam B.V. ("KTA") on 8th May, 2002 under the agreement between the Municipality of Amsterdam and KTA in respect of the construction, maintenance and operation of a cable network in the Municipality of Amsterdam provided that no material changes are made to the terms of the KTA Pledge and Mortgage."

3. The definition of "UPC" shall be amended by deleting the words from and including "and which succeeds to" to and including "in accordance with the Indentures" in the final paragraph.

4. The following definition shall be added to paragraph 1 in the correct alphabetical order:

     "UPC,Inc." means New UPC, Inc. a company organised under the laws of the State of Delaware.

5. Clauses 4.3(a)(ii) and 4.3(b) of the Facility Agreement shall be deleted and all references to Clauses 4.3(a)(ii) and 4.3(b) in the Facility Agreement shall be deleted.

6. Clause 7.6 of the Facility Agreement shall be amended by adding the following after subclause (c):

     "(d) Notwithstanding Clause 7.6(a) above, on the occurrence of a KTA
          Default (as defined in each of the security agreements between, inter alia, KTA and the Security Agent granting security over KTA's cable network assets in favour of the Security Agent (the "KTA Security Agreements")), UPC Distribution shall:

          (i) within 5 Business Days of such KTA Default, apply (euro) 100,000,000 in prepayment of the Facilities (or, if less the amount of the Facilities); and

          (ii) promptly following enforcement by the Security Agent of the security constituted by the KTA Security Agreements (and in any event within 5 Business Days of receipt by the Security Agent of the proceeds of such enforcement), apply an amount equal to the net proceeds of such enforcement (after the deduction of all enforcement costs), to the extent that such net enforcement proceeds exceed (euro)100,000,000, in prepayment of the Facilities (or, if less the amount of the Facilities).

          The obligations of UPC Distribution under this subclause 7.6(d) shall be satisfied in full on receipt by the Security Agent of the proceeds of enforcement of the security constituted by the KTA Security Agreements."

7. In Clause 8.10(a)(i) of the Facility Agreement "2.50 per cent." shall be deleted and replaced with "4.00 per cent.".

8. In Clause 8.10(a)(ii) of the Facility Agreement "4.00 per cent." shall be deleted and replaced with "5.50 per cent.".

9. In Clause 8.10(c) of the Facility Agreement the table shall be deleted and replaced with:

      "(1)                                                  (2)
      Margin                                             Senior Debt/
                                                   Annualised EBITDA ratio

      4.00%                                          > or = to 7.00:1
      3.50%                                    > or = to 6.00:1 but < 7.00:1
      3.00%                                    > or = to 5.00:1 but < 6.00:1
      2.75%                                    > or = to 4.00:1 but < 5.00:1
      2.50%                                    > or = to 3.00:1 but < 4.00:1
      2.25%                                             < 3.00:1"

10. Clause 16.13(c)(iii)(A) of the Facility Agreement shall be deleted and replaced with "[Deliberately left blank]."

11. The table in Clause 17.2(e) of the Facility Agreement shall be deleted and replaced with the following table:

     ----------------------------------------------------- ---------------------
     Test Dates                                                           Ratio
     ----------------------------------------------------- ---------------------
     31st March, 2003                                                    8.25:1
     ----------------------------------------------------- ---------------------
     30th June, 2003                                                     8.00:1
     ----------------------------------------------------- ---------------------
     30th September, 2003                                                7.75:1
     ----------------------------------------------------- ---------------------
     31st December, 2003                                                 7.00:1
     ----------------------------------------------------- ---------------------
     31st March, 2004                                                    6.50:1
     ----------------------------------------------------- ---------------------
     30th June, 2004                                                     6.00:1
     ----------------------------------------------------- ---------------------
     30th September, 2004                                                5.25:1
     ----------------------------------------------------- ---------------------
     31st December, 2004                                                 4.75:1
     ----------------------------------------------------- ---------------------
     31st March, 2005                                                    4.25:1
     ----------------------------------------------------- ---------------------
     30th June, 2005                                                     3.75:1
     ----------------------------------------------------- ---------------------
     30th September, 2005                                                3.50:1
     ----------------------------------------------------- ---------------------
     31st December, 2005                                                 3.25:1
     ----------------------------------------------------- ---------------------
     31st March, 2006                                                    2.75:1
     ----------------------------------------------------- ---------------------
     30th June, 2006                                                     2.50:1
     ----------------------------------------------------- ---------------------
     30th September, 2006                                                2.25:1
     ----------------------------------------------------- ---------------------
     Thereafter                                                          2.00:1
     ----------------------------------------------------- ---------------------

12. The table in Clause 17.2(f) of the Facility Agreement shall be deleted and replaced with the following table:

     ----------------------------------------------------- ---------------------
     Test Dates                                                           Ratio
     ----------------------------------------------------- ---------------------
     31st March, 2003                                                    1.35:1
     ----------------------------------------------------- ---------------------
     30th June, 2003                                                     1.35:1
     ----------------------------------------------------- ---------------------
     30th September, 2003                                                1.50:1
     ----------------------------------------------------- ---------------------
     31st December, 2003                                                 1.75:1
     ----------------------------------------------------- ---------------------
     31st March, 2003                                                    1.75:1
     ----------------------------------------------------- ---------------------
     30th June, 2004                                                     2.00:1
     ----------------------------------------------------- ---------------------
     30th September, 2004                                                2.25:1
     ----------------------------------------------------- ---------------------
     31st December, 2004                                                 2.50:1
     ----------------------------------------------------- ---------------------

     31st March, 2005                                                    2.75:1
     ----------------------------------------------------- ---------------------
     30th June, 2005                                                     3.00:1
     ----------------------------------------------------- ---------------------
     30th September, 2005                                                3.25:1
     ----------------------------------------------------- ---------------------
     Thereafter                                                          3.50:1
     ----------------------------------------------------- ---------------------

13. The table in Clause 17.2(g) of the Facility Agreement shall be deleted and replaced with the following table:

     ----------------------------------------------------- ---------------------
     Test Dates                                                      Ratio
     ----------------------------------------------------- ---------------------
     31st December, 2003 - 31st December, 2004                       1.00:1
     ----------------------------------------------------- ---------------------
     31st March, 2005 - 31st December, 2006                          1.10:1
     ----------------------------------------------------- ---------------------
     31st March, 2007 and thereafter                                 1.50:1; and
     ----------------------------------------------------- ---------------------

14. Clause 18.2 of the Facility Agreement shall be amended by adding "(other than any amount payable by UPCD under Clause 7.6(d) of this Agreement)" between "under the Finance Documents" and "at the place at,".

15. Clause 18.3(b) of the Facility Agreement shall be amended by inserting "and other than non-payment by UPCD of any amount under Clause 7.6(d) of this Agreement" between "(Non-payment" and ") and such failure".

16. Clause 18.7(c) of the Facility Agreement shall be amended by adding "or, in the case of UPC, 90 days" after "US Obligor, 60 days".

     The above amendment to Clause 18.7(c) of the Facility Agreement shall only take effect until the end of the Relevant Period

17. The definition "Permitted Acquisition" in Clause 1.1 shall be amended as follows:

     (a) in paragraph (c)(i)(1) by deleting "(except in the case of an Eastern European Acquisition) (euro) 500,000,000" and replace it with "(except in the case of a Connected Acquisition) (euro) 100,000,000"; and

     (b) by deleting paragraph (c)(i)(2) and replacing it with "in the case of a Connected Acquisition, (euro) 0".

18.  The following definition shall be added to Clause 1.1

     "Connected Acquisition"

     means an acquisition (including without limitation by purchase, subscription or otherwise) of:

     (a) all or any part of the share capital or equivalent of a person or company (including without limitation any partnership or joint venture) owned by UPC, Inc., UPC or any of their respective Subsidiaries; or

     (b) any asset or assets owned by UPC, Inc., UPC or any of their respective Subsidiaries.

19. (a) Clauses 16.10(b)(ix)(A) shall be amended by deleting "of 10 per cent." and replacing it with "of 5 per cent.".

     (b)  Clause 16.10(b)(ix)(B) shall be deleted.

20. The final paragraph of Clause 16.13(c)(iii) shall be amended by deleting "4.5:1" and replacing it with "3.5:1".

21. Clause 16.14(f) shall be deleted and replaced with "[intentionally left blank]".

22.  The following shall be added as a new subclauses (c) and (d) in Clause 7.5:

     "(c) (i) Subject to subparagraph (c)(ii) below, and Clause 7.7 (Date for prepayment), UPC Distribution shall, within ten Business Days of the receipt by any of UPC Distribution, Belmarken, UPC, UPC, Inc. or any other entity of which UPC Distribution is (either directly or indirectly) a Subsidiary (each a "Relevant Company") of any cash proceeds (net of issue expenses) received by or for the account of that Relevant Company from any issued securities constituting, or convertible or exchangeable (with or without conditions) into, share capital of that Relevant Company ("Net Equity Proceeds"), prepay or procure that there is prepaid an amount of the Facilities equal to 10 per cent. of the Net Equity Proceeds.

          (ii) The Borrowers shall not be required to make any prepayments under paragraph (i) above:

               (A) provided that the most recently delivered financial statements provided to the Facility Agent under Clause 16.2(b) (Financial information) show that, for the two most recent Ratio Periods, the applicable ratio for the purposes of Clause 17.2(e) (Financial ratios) is 3.5:1 or less;

               (B) to the extent that such Net Equity Proceeds are provided by another Relevant Company which is funding such acquisition by means of proceeds which have previously been treated as "Net Equity Proceeds" of that Relevant Company for the purposes of Clause 7.5(c)(i) above;

               (C) in respect of Net Equity Proceeds (not exceeding in aggregate (euro)100,000,000) in respect of a new issue of shares by UPC, Inc.

                    subscribed for or underwritten by UGC pursuant to the terms of the restructuring agreement entered into between UPC, UGC and certain of the holders of its senior notes;

               (D) in respect of Net Equity Proceeds in respect of a new issue of shares by UPC Holding subscribed for by Belmarken; or

               (E) in respect of Net Equity Proceeds relating to any issuance of shares where all of the shares issued are subscribed for by any member of the Wider Group (as such term is defined in Clause 16.12(d)(iii)).

     (d) Subject to Clause 7.7 (Date for prepayment), UPC Distribution shall ensure compliance with the prepayment obligations contained in Clause 16.12(d)(ii)."

23. Clause 7.5 shall be amended by inserting "and Net Equity Proceeds" after "Excess Cash Flow" in the heading.

24. Clause 7.7 shall be amended by adding "and Net Equity Proceeds" after "Excess Cash Flow" in the second line.

25. Clause 7.8 shall be amended by adding "and Net Equity Proceeds" after "Excess Cash Flow" in the second line.

26.  The following shall be added as a new subclause (d) in Clause 16.12:

     "(d) (i) UPC Distribution will ensure that none of Belmarken, UPC, UPC, Inc. or any other company of which UPC Distribution is (either directly or indirectly) a Subsidiary (each a "Relevant Company") will incur any Third Party Debt (other than any Third Party Debt subsisting prior to 28th September, 2002) at any time on or before 31st December, 2004.

          (ii) A Relevant Company may incur Third Party Debt at any time after 31st December, 2004, provided that unless:

               (A) the most recently delivered financial statements provided to the Facility Agent under Clause 16.2(b) (Financial information) show that, for the two most recent Ratio Periods, the applicable ratio for the purposes of Clause 17.2(e) (financial ratios) is 3.5:1 or less; or

               (B) the principal amount of such Third Party Debt, when aggregated with (I) any other Third Party Debt incurred by that Relevant Company after 28th September, 2002, and (II) any Third Party Debt incurred by any other Relevant Company after 28th September, 2002, is equal to or less than
                    (euro)15,000,000,

                    UPC Distribution shall prepay, or procure that there is prepaid, an amount of the Facilities equal to 50 per cent. of the applicable Net Third Party Debt Proceeds.

              (iii) For the purposes of this paragraph (d):

                    "Net Third Party Debt Proceeds"

                    means the amount of any Third Party Debt, less the amount of any expenses incurred in putting in place such Third Party Debt.

                    "Third Party Debt"

                    means any Financial Indebtedness which is owed to any person other than a member of the Wider Group (but, for the avoidance of doubt, excluding any indebtedness arising under any instrument that does not impose any obligations on the obligor to make any cash payment and does not permit such obligor to elect to make any cash payments and to the extent only that such instrument is not amended so as to become an instrument under which there are cash payment obligations).

                    "Wider Group"

                    means UPC, Inc and each of its Affiliates including (for the avoidance of doubt) UGC and Liberty Media Corporation or any of their respective Subsidiaries."

27.  The following shall be added as a new Clause 18.22:

     "18.22 Special Event of Default

     (a) Within 3 Business Days of any request from the Facility Agent to do so (a "Request"), UPC Distribution shall take such action as is necessary in order to break the fiscal unity that UPC Distribution has for Dutch corporate income tax purposes with UPC.

     (b) The Facility Agent may, acting on the instructions of the Majority Lenders, deliver a Request at any time if:

          (i) the final tax ruling of the Dutch Revenue Authority in relation to the restructuring of the capital structure of UPC (the "Final Tax Ruling") is not consistent in all material respects with the preliminary tax ruling (provided such preliminary ruling has been approved by the Facility Agent acting on behalf of the Majority Lenders or in the event that no such preliminary ruling has been delivered that the Final Tax Ruling is not in a form approved by the Facility Agent) unless, in the opinion of the Majority Lenders (acting reasonably) such Final Tax Ruling is not materially adverse to UPCD; or

          (ii) changes are made in relation to the tax legislation of the Netherlands which the Facility Agent considers are reasonably likely to have a material adverse effect on UPCD if such fiscal unity were maintained.

     (c) UPCD shall procure that (i) UPC shall obtain (and deliver to the Facility Agent) the Final Tax Ruling prior to the sanction by the Amsterdam Dutch Court of the process for achieving compulsory composition in the Dutch Courts (Akkoord) or the confirmation by the US Bankruptcy Court (whichever is earlier) and (ii) UPC shall not take any steps materially inconsistent with the Final Tax Ruling in implementing the restructuring of the capital structure of UPC.

     (d) (i) Failure by UPC Distribution to comply with the provisions of paragraph (a) or (c) above shall constitute a special event of default (a "Special Event of Default").

          (ii) On and at any time after the occurrence of a Special Event of Default, the Facility Agent shall be entitled to serve a notice under Clause 18.21(b) (Acceleration) of the Facility Agreement.

28.       (i)  Clause 7.6(a) shall be deleted and replaced with "[intentionally left blank]"

          (ii) Clause 7.6(b) shall be amended by:

               (A)  deleting "10" in the second line and replacing it with "5";
                    and

               (B) deleting the words "paragraph (a) above or" in the last line.

          (iii) Clause 7.6(c) shall be amended by:

               (A) deleting the word "paragraphs" in the first line and replacing it with "paragraph";

               (B)  deleting the word "(a) and" in the first line; and

               (C)  deleting the words "Clause 7.6(a) and" in the eighth line.

29.  The following shall be added as a new subclause 16.7(c):

     "(c) (i) UPC Distribution will procure that none of Belmarken, UPC, UPC, Inc. or any other company of which UPC Distribution is (either directly or indirectly) a Subsidiary (each a "Relevant Company") will create or permit to subsist any Security Interest (other than an Agreed Security Interest) over all or part of its present or future undertakings, assets, rights or revenues.

          (ii) For the purposes of subparagraph (c)(i) above:

               "Agreed Security Interest" means:

          (a) any liens arising in the ordinary course of business by way of contract which secure indebtedness under any agreement for the supply of goods or services in respect of which payment is not deferred for more than 180 days (or 360 days if such deferral is in accordance with the terms pursuant to which the relevant goods were acquired or services were provided);

          (b) any Security Interest imposed by any taxation or governmental authority in respect of amounts which are being contested in good faith and not yet payable and for which adequate reserves have been set aside in the accounts of the Relevant Company in respect of the same in accordance with GAAP;

          (c) any Security Interest in favour of any bank incurred in relation to any cash management arrangements;

          (d)  rights of set-off arising in the ordinary course of business;

          (e) any Security Interest granted by a Relevant Company over its shareholding in any of its Subsidiaries which is not itself a Relevant Company; and

          (f) any Security Interest not falling within paragraphs (a) to (e) above securing any indebtedness which, when aggregated with all other indebtedness secured by that Relevant Company and each other Relevant Company, does not exceed euro15,000,000 (or its equivalent).

30. Clause 16.23(a) shall be amended by deleting the words "each financial quarter of UPC Distribution ending after 1st January, 2001 (or any earlier financial quarter, if practicable)," and replacing them with the words "each calendar month".

31.  Clause 4.2 shall be amended by deleting the "." at the end of sub-clause
     (c) and adding the following after sub-clause (c):

     "; and

     (d) at any tine prior to 31st December, 2003 (except in the case of a Rollover Advance), there is no more than (euro)25,000,000 standing to the credit of the UPC Distribution Pledge Account (deducting from the balance of that account for this purpose the amount of all disbursements to be made from such account on such date)."

                                   SCHEDULE 4

                        CONDITIONS TO GRANTING THE WAIVER


1. Evidence that the Restructuring Agreement has been entered into by all parties thereto.

                                   SCHEDULE 5

                                HEAD OFFICE COSTS


1.   UPCD shall ensure that the Head Office Costs (as defined below):

     (a) shall not be transferred into the Borrower Group or otherwise incurred by any member of the Borrower Group until the date (the "Relevant Date") which is the later of (i) 1st April, 2003 and (ii) the date on which UPCD receives (euro)125,000,000 (or a greater amount if required under paragraph 5 below) in cash in accordance with paragraph 6.1 of this letter; and

     (b)  shall not exceed:

          (i) (euro)55,000,000 for the financial year ending 31st December, 2003; and

          (ii) (euro)70,000,000 for the financial year ending 31st December, 2004.

     "Head Office Costs" means the aggregate head office and other corporate costs that are to be transferred into the Borrower Group during 2003 (as described in the Deloitte & Touche Phase 2 report on the UPCD Budget for 2002 - 2004) which, for the avoidance of doubt include the costs associated with the properties listed in paragraph 7 below and the contract with Cinenova listed in paragraph 8 below and exclude costs already incurred within the Borrower Group and which may be reallocated within the Borrower Group).

2. Subject to the terms of the Facility Agreement, UPCD shall ensure that all Head Office Costs which comprise costs for management time, aviation and travel costs and real estate related costs that are incurred by any member of the Borrower Group for or on behalf of any person other than a member of the Borrower Group or otherwise than in relation to the Distribution Business shall be recharged promptly to the relevant person for whom or on whose behalf such costs were incurred. UPCD shall take all reasonable steps to ensure that all such persons reimburse the relevant member of the Borrower Group for such costs promptly and in any event within 30 days of delivery of the relevant invoice.

3. UPCD shall ensure that all contracts of employment for employees of UPC who carry out head office functions and whose employment costs are to be transferred to UPCD (in whole or in part) as part of the transfer of Head Office Costs referred to above (the "Relevant Employees") shall be transferred to UPCD or any relevant member of the Borrower Group on or before the Relevant Date, unless the Facility Agent and Borrower otherwise agree.

4. UPCD shall deliver to Deloitte & Touche and the Facility Agent copies of any of the above contracts of employment, to the extent permitted by law, or to the extent not permitted by law, summaries of the above contracts of employment, as reasonably requested by Deloitte & Touche or the Facility Agent within five Business Days of such request.

5. UPCD shall ensure that all assets to which the Head Office Costs relate, other than those assets which UPCD specifically agrees in this Schedule 5 will not be transferred to the Borrower Group, shall be transferred into the Borrower Group before or promptly after (and in any event within 10 Business Days of) the Relevant Date, unless the Facility Agent and the Borrower otherwise agree.

6. UPCD represents and warrants to the Facility Agent that the transfer to it of the Head Office Costs described in paragraph 1 above do not and shall not include:

     (a) any amounts (including without limitation any bonus payments, compensation or other remuneration payments due to Relevant Employees) which accrue or become due prior to the Relevant Date, any costs which relate to the period prior to the Relevant Date and any amounts which comprise Restructuring bonuses payable to any Relevant Employee, whenever accruing;

     (b) the fees and expenses of any advisers in relation to the Restructuring (other than the fees and expenses of the Lenders and their advisers);

     (c)  UPC budgeted corporate costs for investment activity; and

     (d) any liability in relation to the UPC employee bonus scheme which is due on or before 30th June, 2003.

     UPCD shall ensure that all costs referred to in (a) above shall be paid by UPC or its relevant affiliates on or before the Relevant Date or that the cash amount to be transferred to it in accordance with 6.1 of this letter shall be increased by the amount of such costs and liabilities which remain unpaid on the Relevant Date.

7. UPCD shall ensure that the leases of the following properties which are currently leased by UPC shall not be transferred to the Borrower Group as part of the transfer of Head Office Costs referred to above:

     Berghaus Plaza, Amsterdam
     Boeing Avenue "A1" "A2", Schiphol Rijk
     Boeing Avenue chello, Schiphol Rijk
     Boeing Avenue "D1", Schiphol Rijk
     Boeing Avenue "D2", Schiphol Rijk

8. UPCD shall ensure that the contract with Cinenova relating to the provision of movies in the Netherlands shall not be transferred to the Borrower Group as part of the transfer of Head Office Costs and related assets referred to above.

9. UPCD shall ensure that, as part of the transfer of Head Office Costs referred to above, the Falcon 50 aircraft owned by a Subsidiary of UPC shall be transferred to a member of the Borrower Group or UPCD on or before the Relevant Date.

10. UPCD represents, warrants and undertakes to the Facility Agent that it will not change its accounting policy in relation to capitalised expenses of the Borrower Group except to the extent necessary to comply with changes to GAAP and applicable laws.

                                   SCHEDULE 6

                   INTERCOMPANY TRANSFERS UNDER CTO AGREEMENT


   UPC Holding sells to UPCD


   In UPCD books:

   Dr:     Loan due from UPCD Services BV                   116,000,000
   Dr:     Loan due from UPCD operating  companies           10,000,000
           (see  entries  under the heading  loans
           to UPCD operating companies below)

   Cr:     Loan due to UPC Holding BV                                       126,000,000

   UPC sells to UPCD Services BV

   In UPCD Services BV books:

   Dr:     Chello                                           116,000,000
           technology
           operation
           assets

   Cr:     Loan due to UPCD                                                 116,000,000

Loans to UPCD operating companies:

A.   UPCD sells to UPC Scandinavia Holding BV which sells to UPC Nordic
     Broadband Services AB

Entered in UPCD books:
Loans receivable from Scandinavia Holding BV                  1,553,325
Loans payable to UPC Holding                                                  1,553,325

Entered in UPC Scandinavia Holding B.V. books:
Loans receivable from Nordic Broadband Services AB            1,553,325
Loans payable to UPCD                                                         1,553,325

B.   UPCD sells to UPC Scandinavia Holding B.V. which sells to UPC Norge A.S

Entered in UPCD books:
Loans receivable from UPC Scandinavia Holding B.V.              273,366
Loans payable to UPC Holding                                                    273,366

                                      -27-


Entered in UPC Scandinavia Holding B.V. books:
Loans receivable from UPC Norge A.S.                            273,366
Loans payable to UPCD                                                           273,366

C.   UPCD sells to Shipdon Investments B.V. which sells to Telekabel Hungary
     N.V.

Entered in UPCD books:
Loans receivable from Stipdon Investments B.V.                   64,916
Loans payable to UPC Holding                                                     64,916

Entered in Stipdon Investments B.V. books:
Loans receivable from Telekabel Hungary                          64,916
Loans payable to UPCD                                                            64,916

D.   UPCD sells to Cable Networks Austria Holdings B.V. which sells to Telekable
     Wien

Entered in UPCD books
Loans receivable from Cable Networks Austria Holdings B.V.    8,385,874
Loans payable to UPC Holding                                                  8,385,874

Entered in Cable Networks Austria Holdings B.V. books:
Loans receivable from Telekabel Wien                          8,385,874
Loans payable to UPCD                                                         8,385,874


We agree to the above terms and conditions:

/s/ CHARLES H.R. BRACKEN
- - - - - - - - - - - - - - - - - - - - - -
/s/ ANTON A.M. TUIJTEN
- - - - - - - - - - - - - - - - - - - - - -
For and on behalf of
UPC Distribution Holding B.V.





We hereby confirm our acknowledgement and agreement to the above terms and conditions and consent to the entry into by UPC Distribution Holding B.V. of this letter. We hereby confirm that each of the Facility Agreement and the other Finance Documents (as amended from time to time including pursuant to the Waiver Letter and the above terms and conditions) and our obligations thereunder remain in full force and effect.


/s/ CHARLES H.R. BRACKEN
- - - - - - - - - - - - - - - - - - - - - -
/s/ ANTON A.M. TUIJTEN
- - - - - - - - - - - - - - - - - - - - - -
For and on behalf of
UPC Distribution Holding B.V. as Guarantor and Obligors' agent for each of the other Obligors.

                                      -30-